                                                                    Exhibit 10.7




                                FREEMARKETS, INC.

                          EMPLOYEE STOCK PURCHASE PLAN

         The following constitute the provisions of the FreeMarkets, Inc. Employee Stock Purchase Plan:


                             I. Purpose and History

1.1 The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company. It is the Company's intention to have the Plan qualify as an "Employee Stock Purchase Plan" under Code Section 423. Accordingly, the provisions of the Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements of that Code section.


                                 II. Definitions

         The following words and phrases, when used in this Plan, unless their context clearly indicates otherwise, shall have the following meanings:

2.1 "Administrator" means the individual(s), committee or entity as may be appointed by the Board, with such authority and power as the Board may determine, to administer the terms of the Plan. The Administrator may, in turn, delegate all or a portion of its authority to one or more individuals to perform administrative functions under the terms of the Plan.

2.2      "Board" means the Company's Board of Directors.

2.3 "Change in Control" means the occurrence of any of the following events:

         (a) the acquisition, other than from the Company, by any individual, entity or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) (other than the Company or an employee benefit plan of the Company) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 50% of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Voting Securities"); or

         (b) the approval by the Company's stockholders of a reorganization, merger, consolidation or recapitalization of the Company (a "Business Combination"), other than a Business Combination in which more than 50% of the combined voting power of the outstanding voting securities of the surviving or resulting entity immediately following the Business Combination is held by the persons who, immediately prior to the Business Combination, were the holders of the Voting Securities; or

         (c) the approval by the Company's stockholders of a complete liquidation or dissolution of the Company, or a sale of all or substantially all of the Company's assets; or

         (d) individuals who, as of the effective date of the Plan, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, that any individual becoming a director subsequent to such date whose election or nomination for election by the Company's stockholders was approved by a vote of at least a majority of the directors when comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board.

2.4      "Code" means the Internal Revenue Code of 1986, as amended.

2.5      "Common Stock" means the Company's Common Stock.

2.6      "Company" means FreeMarkets, Inc., a Delaware corporation.

2.7 "Compensation" means all cash compensation paid to an Employee by the Company and includes commissions, bonuses, overtime, incentive compensation, incentive payments and other forms of cash compensation as determined by the Administrator.

2.8 "Continuous Status as an Employee" means the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Administrator; provided, that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) in the case of transfers between locations of the Company or between the Company and its Designated Subsidiaries.

2.9 "Contributions" means all amounts credited to the account of a participant pursuant to the Plan.

2.10 "Designated Subsidiaries" means the Subsidiaries that have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan (as set forth on Appendix A); provided, however, that the Board shall only have the discretion to designate a Subsidiary if the issuance of options to such Subsidiary's Employees under the Plan would not cause the Company to incur adverse accounting charges or cause the Plan not to qualify under Code Section 423.

2.11 "Employee" means any person, including an Officer, who is customarily employed for at least twenty (20) hours per week and more than five (5) months in a calendar year by the Company or one of its Designated Subsidiaries.

2.12     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

2.13 "Offering Date" means the first business day of each Offering Period of the Plan.

2.14 "Offering Period" means a period of twenty-four (24) months commencing on May 1 and November 1 of each year, except for the first Offering Period as set forth in Section 4.1.

2.15 "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

2.16     "Plan" means the FreeMarkets, Inc. Employee Stock Purchase Plan.

2.17     "Purchase Date" means the last day of each Purchase Period of the Plan.

2.18 "Purchase Period" means a period of six (6) months within an Offering Period, except for the first Purchase Period as set forth in Section 4.2.

2.19 "Purchase Price" means with respect to a Purchase Period an amount equal to eighty-five percent (85%) of the Fair Market Value (as defined in Section 7.2 below) of a Share on the Offering Date or on the Purchase Date, whichever is lower; provided, however, that in the event
         (i) there is any increase in the number of Shares available for issuance under the Plan (including without limitation an automatic increase pursuant to Section 13.1 below or as a result of a stockholder-approved amendment to the Plan), (ii) all or a portion of such additional Shares are to be issued with respect to one or more Offering Periods that are underway at the time of such increase ("Additional Shares"), and (iii) the Fair Market Value of a Share on the date of such increase (the "Approval Date Fair Market Value") is higher than the Fair Market Value on the Offering Date for any such Offering Period, then in such instance the Purchase Price with respect to Additional Shares shall be eighty-five percent (85%) of the Approval Date Fair Market Value or the Fair Market Value of a Share on the Purchase Date, whichever is lower.

2.20     "Share" means a share of Common Stock, as adjusted in accordance with
         Article 19 of the Plan.

2.21 "Subsidiary" means a corporation, domestic or foreign, of which not less than fifty percent (50%) of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.


                                III. Eligibility

3.1 Eligible Employees. Any person who is an Employee as of the Offering Date of a given Offering Period shall be eligible to participate in such Offering Period under the Plan, subject to the requirements of
         Section 5.1 and the limitations imposed by Code Section 423(b); provided, however, that eligible Employees may not participate in more than one Offering Period at a time.

3.2 Excluded Employees. Notwithstanding any Plan provisions to the contrary, no Employee shall be granted an option under the Plan if: (i) immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Code Section 424(d)) would own capital stock of the Company and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any subsidiary corporation (as defined in Code Section 424(f)); or (ii) such option would permit his or her rights to purchase stock under all employee stock purchase plans (described in Code
         Section 423) of the Company and its Subsidiaries to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) of the Fair Market Value (as defined in Section 7.2 below) of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.


                    IV. Offering Periods and Purchase Periods

4.1 Offering Periods. The Plan shall be implemented by a series of Offering Periods of twenty-four (24) months' duration, with new Offering Periods commencing on or about November 1 and May 1 of each year (or at such other time or times as may be determined by the Board). The first Offering Period shall commence on the beginning of the effective date of the Registration Statement on Form S-1 for the initial public offering of the Company's Common Stock (the "IPO Date") and continue until October 31, 2001. The Board shall have the power to change the duration and/or the frequency of Offering Periods with respect to future offerings without stockholder approval if such change is announced at least five (5) days prior to the scheduled beginning of the first Offering Period to be affected.

4.2 Purchase Periods. Each Offering Period (other than the first) shall consist of four (4) consecutive Purchase Periods of six (6) months' duration. The first Offering Period shall consist of four (4) consecutive Purchase Periods; the first Purchase Period shall commence on the IPO Date and shall end on April 30, 2000, and the next three (3) Purchase Periods shall be of six (6) months' duration, with the fourth Purchase Period ending on October 31, 2001. The last day of each Purchase Period shall be the Purchase Date for such Purchase Period. A Purchase Period commencing on November 1 shall end on the next April
         30. A Purchase Period commencing on May 1 shall end on the next October
         31. The Board shall have the power to change the duration and/or frequency of Purchase Periods with respect to future purchases without stockholder approval if such change is announced at least five (5) days prior to the scheduled beginning of the first Purchase Period to be affected.

                                V. Participation

5.1 Employee Participation. An eligible Employee may become a participant in the Plan by completing a subscription agreement on the form provided by the Company and filing it with the Administrator prior to the applicable Offering Date, unless a later time for filing the subscription agreement is set by the Administrator for all eligible Employees with respect to a given Offering Period. The subscription agreement shall set forth the percentage of a participant's Compensation (subject to Section 6.1 below) to be paid as Contributions under the Plan.

5.2 Payroll Deductions. Payroll deductions shall commence as of the first payroll following the Offering Date and shall end on the last payroll paid on or prior to the last Purchase Date of the Offering Period to which the subscription agreement is applicable, unless sooner terminated by the participant as provided in Section 10.


                     VI. Method of Payment of Contributions

6.1 Amount of Payroll Deductions. A participant shall elect to have payroll deductions made on each payday during the Offering Period in an amount not less than one percent (1%) and not more than twenty percent (20%) (or such lesser or greater percentage as the Board may establish from time to time before an Offering Date) of such participant's Compensation on each payday during the Offering Period. All payroll deductions made by a participant shall be credited to his or her account under the Plan. A participant may not make any additional payments into such account.

6.2 Change and Discontinuation of Payroll Deduction Election. A participant may discontinue his or her participation in the Plan as provided in
         Article 10, or, on one occasion only during an Offering Period may increase and on one occasion only during such Offering Period may decrease the rate of his or her Contributions with respect to the Offering Period by completing and filing a new subscription agreement with the Administrator. Any such change in the payroll deduction rate shall be effective as soon as administratively practicable after the Administrator receives the new subscription agreement from the participant.

6.3 Limit on Payroll Deductions. Notwithstanding the foregoing, to the extent necessary to comply with Code Section 423(b)(8) and Section 3.2 herein, a participant's payroll deductions may be decreased during any Offering Period scheduled to end during the current calendar year to zero percent (0%) at such time that the aggregate of all payroll deductions accumulated with respect to such Offering Period and any other Offering Period ending within the same calendar year equal $21,250. Payroll deductions shall resume at the elected rate set forth in such participant's subscription agreement at the beginning of the first Offering Period that is scheduled to end in the following calendar year, unless terminated by the participant as provided in
         Article 10. Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3.2 hereof, a participant's payroll deductions may be decreased to zero percent (0%) at any time during a Purchase Period. Payroll deductions shall recommence at the rate provided in such participant's subscription agreement at the beginning of the first Purchase Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Article 10.

                              VII. Grant of Option

7.1 Grant of Option. On each Offering Date, each eligible Employee participating in such Offering Period shall be granted an option to purchase a number of Shares as determined by dividing such Employee's Contributions accumulated prior to each Purchase Date during the Offering Period and retained in the participant's account as of the Purchase Date by the applicable Purchase Price. There is no limit on the number of Shares that a participant may purchase under the Plan; provided, however, that the Board may impose a limit on the number of Shares a participant may purchase under the Plan at any time; provided, further, that such purchase shall be subject to the limitations set forth in Section 3.2 and Article 13.

7.2 Fair Market Value of Options. For all purposes under the Plan, the term "Fair Market Value" shall mean, as of any applicable date: (i) if the principal securities market on which the Common Stock is traded is a national securities exchange or The Nasdaq National Market ("NNM"), the closing price of the Common Stock on such exchange or NNM, as the case may be, or if no sale of the Common Stock shall have occurred on such date, on the next preceding date on which there was a reported sale;
         (ii) if the Common Stock is not traded on a national securities exchange or NNM, the closing price on such date as reported by The Nasdaq SmallCap Market, or if no sale of the Common Stock shall have occurred on such date, on the next preceding date on which there was a reported sale; (iii) if the principal securities market on which the Common Stock is traded is not a national securities exchange, NNM or The Nasdaq SmallCap Market, the average of the bid and asked prices reported by the National Quotation Bureau, Inc.; or (iv) if the price of the Common Stock is not so reported, the Fair Market Value of the Common Stock as determined in good faith by the Board.


                            VIII. Exercise of Option

8.1 Exercise of Option. Unless a participant withdraws from the Plan as provided in Article 10, his or her option for the purchase of Shares will be exercised automatically on each Purchase Date of an Offering Period, and the maximum number of full Shares subject to the option will be purchased at the applicable Purchase Price with the accumulated Contributions in his or her account. No fractional Shares shall be issued under the Plan. The Shares purchased upon exercise of an option hereunder shall be deemed to be transferred to the participant on the Purchase Date. During his or her lifetime, a participant's option to purchase Shares hereunder is exercisable only by him or her.

                                  IX. Delivery

9.1 Delivery of Shares. As soon as administratively practicable after each Purchase Date of each Offering Period, the Administrator shall arrange the delivery to each participant, as appropriate, of a certificate representing the Shares purchased upon exercise of his or her option. As an alternative, the Administrator may make arrangements with a brokerage firm to establish a brokerage account for each participant, to which Shares purchased for the participant upon exercise of his or her option shall be credited and held for the participant. Any payroll deductions accumulated in a participant's account which are not sufficient to purchase a full Share shall be retained in the participant's account for the subsequent Purchase Period or Offering Period, subject to earlier withdrawal by the participant as provided in
         Article 10 below. Any other amounts left over in a participant's account after a Purchase Date shall be returned to the participant.


                   X. Withdrawal and Termination of Employment

10.1 Voluntary Withdrawal of Participation. A participant may withdraw all (partial withdrawals are not permitted) Contributions credited to his or her account under the Plan at any time prior to each Purchase Date by giving written notice to the Administrator. All of the participant's Contributions credited to his or her account will be paid to him or her as soon as administratively practicable after receipt of his or her withdrawal notice and his or her option for the current period will be automatically terminated. In addition, no further Contributions for the purchase of Shares will be made during the Offering Period on the participant's behalf.

10.2 Withdrawal Upon Termination of Employment. Upon termination of the participant's Continuous Status as an Employee prior to the Purchase Date of an Offering Period for any reason, including retirement or death, the Contributions credited to his or her account will be returned to him or her or, in the case of his or her death, to the person or persons entitled thereto under Article 14, and his or her option will terminate automatically.

10.3 Involuntary Withdrawal of Participation. In the event an Employee fails to remain in Continuous Status as an Employee of the Company for at least twenty (20) hours per week during the Offering Period in which the Employee is a participant, he or she will be deemed to have elected to withdraw from the Plan and the Contributions credited to his or her account will be returned to him or her and his or her option will be terminated.

10.4 Effect of Withdrawal. A participant's withdrawal from an offering will not have any effect upon his or her eligibility to participate in a succeeding offering or in any similar plan which may hereafter be adopted by the Company.

                            XI. Automatic Withdrawal

11.1 Automatic Withdrawal. If the Fair Market Value of the Shares on any Purchase Date of an Offering Period is less than the Fair Market Value of the Shares on the Offering Date for such Offering Period, then every participant shall automatically: (i) be withdrawn from such Offering Period at the close of such Purchase Date and after the acquisition of Shares for such Purchase Period; and (ii) be enrolled in the Offering Period commencing on the first business day subsequent to such Purchase Period. Participants shall automatically be withdrawn as of April 30, 2000 from the Offering Period beginning on the IPO Date and re-enrolled in the Offering Period beginning on May 1, 2000 if the Fair Market Value of the Shares on the Offering Date of the first Offering Period is greater than the Fair Market Value of the Shares on April 30, 2000, unless a participant notifies the Administrator prior to April 30, 2000 that he or she does not wish to be withdrawn and re-enrolled.


                                  XII. Interest

12.1 Interest Accrual. No interest shall accrue on the Contributions of a Plan participant.


                                  XIII. Shares

13.1     Shares Available Under the Plan. Subject to adjustment as provided in
         Section 19, the maximum number of Shares that initially shall be made available for sale under the Plan shall be 500,000 Shares. In addition, on the first day of each of the Company's fiscal years, the aggregate number of Shares reserved for issuance under the Plan shall be increased automatically by the number of Shares purchased under the Plan in the preceding fiscal year; provided, that the aggregate number of Shares reserved under the Plan shall not exceed 2,000,000 Shares. If the Board determines that, on a given Purchase Date, the number of Shares with respect to which options are to be exercised may exceed:
         (i) the number of Shares that were available for sale under the Plan on the Offering Date of the applicable Offering Period; or (ii) the number of Shares available for sale under the Plan on such Purchase Date, the Board may in its sole discretion provide: (x) that the Company shall make a pro rata allocation of the Shares available for purchase on such Offering Date or Purchase Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Purchase Date, and continue all Offering Periods then in effect; or (y) that the Company shall make a pro rata allocation of the Shares available for purchase on such Offering Date or Purchase Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Purchase Date, and terminate any or all Offering Periods then in effect pursuant to Section 20 below. Notwithstanding any authorization of additional Shares for issuance under the Plan by the Company's stockholders subsequent to such Offering Date, the Company may make a pro rata allocation of the Shares available on the Offering Date of any applicable Offering Period pursuant to the preceding sentence.

13.2 Voting of Shares. The participant shall have no interest or voting right in Shares covered by his or her option until such option has been exercised.

13.3 Registration of Shares. Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his or her spouse (or, where applicable, in the name of a broker or other nominee or custodian for the benefit of the participant or the participant and his or her spouse).


                               XIV. Administration

14.1 Plan Administration. The Board shall supervise and administer the Plan and shall have full power to adopt, amend and rescind any rules deemed desirable and appropriate for the administration of the Plan and not inconsistent with the Plan, to construe and interpret the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. In its sole discretion, the Board may appoint an Administrator and delegate all or a portion of its authority to such Administrator to administer the terms of the Plan.


                         XV. Designation of Beneficiary

15.1 Beneficiary Designation. A participant may file a written beneficiary designation with the Administrator designating the beneficiary who is to receive any Shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to the end of a Purchase Period but prior to delivery to him or her of such Shares and cash. In addition, a participant may file a beneficiary designation with the Administrator who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to the Purchase Date of an Offering Period. If a participant is married and the designated beneficiary is not the participant's spouse, spousal consent shall be required for such designation to be effective.

15.2 Change of Beneficiary Designation. Such beneficiary designation may be changed by the participant (and his or her spouse, if any) at any time by written notice. In the event of the death of a participant and in the absence of a valid beneficiary designation who is living at the time of such participant's death, the Administrator shall deliver such Shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Administrator), the Administrator, in its discretion, may deliver such Shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Administrator, then to such other person as the Administrator may designate.

                              XVI. Transferability

16.1 Transfer of Plan Benefits. Neither Contributions credited to a participant's account nor any rights with regard to the exercise of an option or to receive Shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Article
         15) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as a voluntary election to withdraw funds in accordance with Article 10.

                           XVII. Use of Contributions

17.1 Use of Contributions. All Contributions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such Contributions from other Company assets.


                          XVIII. Reporting of Accounts

18.1 Reporting of Accounts. Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees at least annually, which statements will set forth the amounts of Contributions, the per Share Purchase Price, the number of Shares purchased and the remaining cash balance, if any.


                XIX. Adjustments Upon Changes in Capitalization;
                                Change in Control

19.1 Adjustment. Subject to any required action by the Company's stockholders, the number of Shares covered by each option under the Plan that has not yet been exercised and the number of Shares which have been authorized for issuance under the Plan but have not yet been placed under option (collectively, the "Reserves"), as well as the maximum number of Shares which may be purchased by a participant in a Purchase Period, the number of Shares set forth in Section 13.1 above, and the price per Share covered by each option under the Plan that has not yet been exercised, shall be appropriately adjusted to reflect any stock dividend, stock split, combination or exchange of shares or other change in capitalization with a similar substantive effect upon the Plan or the awards granted under the Plan. The Board shall have the power and sole discretion to determine the nature and amount of the adjustment to be made in each case. The adjustment so made shall be final and binding on all participants.

19.2 Change in Control. Upon a Change of Control, each outstanding option shall be assumed by the "Acquiring Corporation" (as defined below) or parent thereof or replaced with a comparable option or right to purchase shares of the capital stock, or equity equivalent instrument, of the Acquiring Corporation or parent thereof, or other comparable rights (such assumed and comparable options and rights, together, the "Replacement Options"); provided, however, that if the Acquiring Corporation or parent thereof does not agree to grant Replacement Options, then all outstanding Options which have been granted under the Plan and which are not exercisable as of the effective date of the Change of Control shall automatically accelerate and become exercisable immediately prior to the effective date of the Change of Control as described below. The term "Acquiring Corporation" means the surviving, continuing, successor or purchasing corporation, as the case may be. In the event that the successor corporation refuses to grant Replacement Options, each Purchase Period and Offering Period then in progress shall be shortened and a new Purchase Date shall be set (the "New Purchase Date"), as of which date any Purchase Period and Offering Period then in progress will terminate. The New Purchase Date shall be on or before the date of consummation of the Change in Control and the Board shall notify each participant in writing, at least ten (10) days prior to the New Purchase Date, that the Purchase Date for his or her option has been changed to the New Purchase Date and that his or her option will be exercised automatically on the New Purchase Date, unless prior to such date he or she has withdrawn from the Offering Period as provided in Article 10. For purposes of this Article 19, an option granted under the Plan shall be deemed to be assumed, without limitation, if, at the time of issuance of the stock or other consideration upon a Change in Control, each holder of an option under the Plan would be entitled to receive upon exercise of the option the same number and kind of shares of stock or the same amount of property, cash or securities as such holder would have been entitled to receive upon the occurrence of the Change in Control if the holder had been, immediately prior to the transaction, the holder of the number of Shares of Common Stock covered by the option at such time (after giving effect to any adjustments in the number of Shares covered by the option as provided for in this Article 19); provided, however, that if the consideration received in the transaction is not solely common stock of the Acquiring Corporation, the Board may, with the consent of the Acquiring Corporation, provide for the consideration to be received upon exercise of the option to be solely common stock of the Acquiring Corporation or its parent equal in Fair Market Value to the per Share consideration received by holders of Common Stock in the transaction. Notwithstanding any other provision of this Section, the Board may determine, in its discretion, to terminate any Purchase Period and Offering Period in progress immediately prior to the effective date of a Change of Control and to return all unused Contributions to Participants.

19.3 Liquidation and Dissolution. In the event of a dissolution or liquidation of the Company, any Purchase Period and Offering Period then in progress will terminate immediately prior to the consummation of such action, unless otherwise provided by the Board.


                          XX. Amendment or Termination

20.1 Authority to Amend or Terminate Plan. The Board may at any time and for any reason terminate or amend the Plan. Except as provided in Article 19, no such termination of the Plan may affect options previously granted; provided, that the Plan or an Offering Period may be terminated by the Board on a Purchase Date or by the Board's setting a new Purchase Date with respect to an Offering Period and Purchase Period then in progress if the Board determines that termination of the Plan and/or the Offering Period is in the Company's best interests and the stockholders' or if continuation of the Plan and/or the Offering Period would cause the Company to incur adverse accounting charges as a result of a change after the effective date of the Plan in the generally accepted accounting rules applicable to the Plan. Except as provided in Section 19 and in this Section 20, no amendment to the Plan shall make any change in any option previously granted which adversely affects the rights of any participant. In addition, to the extent necessary to comply with Rule 16b-3 under the Exchange Act, or under Code Section 423 (or any successor rule or provision or any applicable law or regulation), the Company shall obtain stockholder approval in such a manner and to such a degree as so required.

20.2 Amendment of Plan Provisions. Without stockholder consent and without regard to whether any participant rights may be considered to have been adversely affected, the Board shall be entitled to change the Offering Periods and Purchase Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board, in its sole discretion, determines to be advisable.


                                  XXI. Notices

21.1 Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.


                      XXII. Conditions Upon Share Issuance

22.1 Conditions Upon Share Issuance. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such Shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, applicable state securities laws and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

                              XXIII. Miscellaneous

23.1 Term of Plan and Effective Date. The Plan shall become effective upon the IPO Date. It shall continue in effect for a term of twenty (20) years unless sooner terminated under Article 20.

23.2 Additional Restrictions. The terms and conditions of options granted hereunder to, and the purchase of Shares by, persons subject to Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b-3. This Plan shall be deemed to contain, and such options shall contain, and the Shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 to qualify for the maximum exemption from
         Section 16 of the Exchange Act with respect to Plan transactions.

23.3 Withholding. The Company shall have the right to deduct from all amounts paid to a participant in cash as salary, bonus or other compensation any taxes required by law to be withheld in respect of awards granted under the Plan. In the Administrator's discretion, a participant may be permitted to elect to have withheld from the Shares otherwise issuable to the participant, or to tender to the Company, the number of Shares whose Fair Market Value equals the amount required to be withheld.

23.4 Construction of the Plan. The validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined solely by the Board. Any determination by the Board shall be final and binding on all participants. The Plan shall be governed in accordance with the laws of the State of Delaware, without regard to the conflict of law provisions of such laws.

23.5 No Right to Option; No Right to Employment. No person shall have any claim of right to be granted an option under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any employee any right to be retained in the Company's employ or any of its subsidiaries or as giving any consultant, advisor or director any right to continue to serve in such capacity.

23.6 Awards Not Includable for Benefit Purposes. Income recognized by a participant pursuant to the provisions of the Plan shall not be included in the determination of benefits under any "employee benefit plan" (as such term is defined in Section 3(3) of the Employee Retirement Income Security Act of 1974) or such other benefit plan, policy or arrangement applicable to the participant that are maintained by the Company or any of its subsidiaries, except as may be provided under the terms of such plans or determined by resolution of the Board.

23.7 No Strict Construction. No rule of strict construction shall be implied against the Company, the Board, or any other person in the interpretation of any of the terms of the Plan, any award granted under the Plan or any rule or procedure established by the Board.

23.8 Captions. All Section headings used in the Plan are for convenience only, do not constitute a part of the Plan, and shall not be deemed to limit, characterize or affect in any way any provisions of the Plan, and all provisions of the Plan shall be construed as if no captions have been used in the Plan.

23.9 Severability. Whenever possible, each provision in the Plan and every option at any time granted under the Plan shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Plan or any option at any time granted under the Plan shall be held to be prohibited by or invalid under applicable law, then such provision shall be deemed amended to accomplish the objectives of the provision as originally written to the fullest extent permitted by law, and all other provisions of the Plan and every other option at any time granted under the Plan shall remain in full force and effect.

23.10 Legends. All certificates for Common Stock delivered under the Plan shall be subject to such transfer and other restrictions as the Board may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange or quotation system upon which the Common Stock is then listed or quoted and any applicable federal or state securities law, and the Board may cause a legend or legends to be put on any such certificates to make appropriate references to such restrictions.

                                   APPENDIX A

              DESIGNATED SUBSIDIARIES PARTICIPATING UNDER THE PLAN

                                FREEMARKETS, INC.
                          EMPLOYEE STOCK PURCHASE PLAN

                             SUBSCRIPTION AGREEMENT


New Election ______
Change of Election ______

         1. I, ________________________, hereby elect to participate in the FreeMarkets, Inc. Employee Stock Purchase Plan (the "Plan") for the Offering Period from __________________, ____ to _______________, ____, and subscribe to purchase shares of the Company's Common Stock in accordance with this Subscription Agreement and the Plan.

         2. I elect to have Contributions in the amount of ____% of my Compensation, as those terms are defined in the Plan, applied to this purchase. I understand that this amount must not be less than 1% and not more than 20% of my Compensation during the Offering Period. (Please note that no fractional percentages are permitted).

         3. I hereby authorize payroll deductions from each paycheck during the Offering Period at the rate stated in Item 2 of this Subscription Agreement. I understand that all payroll deductions made by me shall be credited to my account under the Plan and that I may not make any additional payments into such account. I understand that all payments made by me shall be accumulated for the purchase of Shares at the applicable purchase price determined in accordance with the Plan. I further understand that, except as otherwise set forth in the Plan, Shares will be purchased for me automatically on the Purchase Date of each Offering Period unless I otherwise withdraw from the Plan by giving written notice to the Company for such purpose.

         4. I understand that I may discontinue my participation in accordance with the Plan's terms at any time prior to a Purchase Date. I also understand that I can increase or decrease the rate of my Contributions on one occasion only with respect to any increase and one occasion only with respect to any decrease during any Offering Period by completing and filing a new Subscription Agreement, such Subscription Agreement to take effect as soon as administratively practicable after the date it is filed with the Administrator. Further, I may change the rate of deductions for future Offering Periods by filing a new Subscription Agreement, and any such change will be effective as of the beginning of the next Offering Period. In addition, I acknowledge that, unless I discontinue my participation in the Plan, my election will continue to be effective for each successive Offering Period.

         5. I have received a copy of the complete "FreeMarkets, Inc. Employee Stock Purchase Plan" and a prospectus describing the Plan's terms. I understand that my participation in the Plan is in all respects subject to the terms of the Plan.

         6. Shares purchased for me under the Plan should be issued in the name(s) of (name of employee or employee and spouse only):

                  _____________________________________________

         7. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due to me under the Plan:


NAME:    (Please print)______________________________________________________
                (First)                (Middle)                (Last)

         (Relationship)______________________________________________________


              (Address)______________________________________________________

                       ______________________________________________________

                       ______________________________________________________



         8. I understand that if I dispose of any shares received by me pursuant to the Plan within 2 years after the Offering Date (the first day of the Offering Period during which I purchased such shares) or within 1 year after the Purchase Date, I will be treated for federal income tax purposes as having received ordinary compensation income at the time of such disposition in an amount equal to the excess of the fair market value of the shares on the Purchase Date over the price which I paid for the shares, regardless of whether I disposed of the shares at a price less than their fair market value at the Purchase Date. The remainder of the gain or loss, if any, recognized on such disposition will be treated as capital gain or loss.

         I HEREBY AGREE TO NOTIFY THE COMPANY IN WRITING WITHIN 30 DAYS AFTER THE DATE OF ANY SUCH DISPOSITION, AND I WILL MAKE ADEQUATE PROVISION FOR FEDERAL, STATE OR OTHER TAX WITHHOLDING OBLIGATIONS, IF ANY, WHICH ARISE UPON THE DISPOSITION OF THE COMMON STOCK. The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to the sale or early disposition of Common Stock by me.

         9. If I dispose of such shares at any time after expiration of the 2-year and 1-year holding periods, I understand that I will be treated for federal income tax purposes as having received compensation income only to the extent of an amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares under the option, or (2) 15% of the fair market value of the shares on the Offering Date. The remainder of the gain or loss, if any, recognized on such disposition will be treated as capital gain or loss.

         I UNDERSTAND THAT THIS TAX SUMMARY IS ONLY A SUMMARY AND IS SUBJECT TO CHANGE. I further understand that I should consult a tax advisor concerning the tax implications of the purchase and sale of stock under the Plan.

         10. I hereby agree to be bound by the terms of the Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Plan.

SIGNATURE:



------------------------------
SOCIAL SECURITY #





------------------------------
DATE:





------------------------------
SPOUSE'S SIGNATURE
(necessary only if beneficiary
is not spouse):



------------------------------
(Signature)



------------------------------
(Print name)

                                FREEMARKETS, INC.
                          EMPLOYEE STOCK PURCHASE PLAN

                              NOTICE OF WITHDRAWAL

         I, __________________________, hereby elect to withdraw my participation in the FreeMarkets, Inc. Employee Stock Purchase Plan (the "Plan") for the Offering Period that began on ____________, _____. This withdrawal covers all Contributions currently credited to my account and is effective on the date designated below.

         I understand that all Contributions credited to my account will be paid to me as soon as administratively practicable following receipt by the Administrator of this Notice of Withdrawal and that my option for the current period will automatically terminate, and that no further Contributions for the purchase of shares can be made by me during the Offering Period.

         The undersigned further understands and agrees that he or she shall be eligible to participate in succeeding offering periods only by delivering to the Company a new Subscription Agreement.



Dated:
      -----------------                 ---------------------------------------
                                        Signature of Employee


                                        ---------------------------------------
                                        Social Security Number